UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2024

FREYR Battery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6&8 East Court Square, Suite 300,
Newnan, Georgia 30263

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (678) 632-3112

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FREY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	FREY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 9, 2024, FREYR Battery, Inc., a Delaware corporation (the “Company”) entered into an amendment (the “Consulting Agreement Amendment”) to its consulting agreement dated May 14, 2021 with Mr. Peter Matrai, a director of the Company, pursuant to which he serves as a consultant to the Company (the “Consulting Agreement”). The Consulting Agreement Amendment extends the term of the Consulting Agreement for an additional period of one (1) year, commencing on August 1, 2024 and expiring on July 30, 2025, unless terminated earlier in accordance with the terms of the Consulting Agreement.
Under the terms of the Consulting Agreement Amendment, the consultant fee remitted to Mr. Matrai shall remain fixed at $30,000 per month. The Company reserves the right to reduce the consultant fee, provided that such decision is mandated by the Compensation Committee of the Board of Directors of the Company, in its sole discretion, as a general reduction applicable to all executive officers of the Company. All other provisions of the Consulting Agreement, including customary confidentiality, non-competition, non-solicitation and intellectual property assignment provisions, remain in effect.
The Consulting Agreement Amendment is listed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated into this Item 1.01 by reference. The foregoing summary of this agreement is qualified in its entirety by reference to the full text of such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Consultancy Agreement between FREYR Battery, Inc. and Peter Matrai dated August 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FREYR BATTERY, INC.

Date: August 9, 2024	By:	/s/ Are L. Brautaset
	Name:	Are L. Brautaset
	Title:	Chief Legal Officer

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